UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2015
(Date of earliest event reported)

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618
(Address of principal executive offices, including zip code)

(530) 756-7077
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the closing of the initial public offering of the common stock of Arcadia Biosciences, Inc. (the “Company”) on May 20, 2015, the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) became effective. A form of the Amended and Restated Certificate was previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-202124) (the “Registration Statement”). Also on May 20, 2015, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. A description of the Company’s capital stock giving effect to the adoption of the Amended and Restated Certificate and the Amended and Restated Bylaws has previously been provided by the Company in its Prospectus, dated May 14, 2015, filed pursuant to Rule 424(b) of the Securities Act of 1933 on May 15, 2015.

The Amended and Restated Certificate and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Arcadia Biosciences, Inc.

3.2	Amended and Restated Bylaws of Arcadia Biosciences, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: May 26, 2015	By:	/s/ Wendy S. Neal
Name: Wendy S. Neal
Title: Vice President & Chief Legal Officer

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